SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 5, 2004

AmeriCredit Automobile Receivables Trust 2004-B-M

(Exact name of registrant as specified in its charter)

United States	333-105878-04	Applied for

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102
	Attention: Chris A. Choate, Esq.
	801 Cherry Street, Suite 3900	(Zip Code)
	Fort Worth, Texas
	(Address of Principal Executive
	Offices)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture - Wells Fargo Bank
Amended and Restated Trust Agreement
Sale and Servicing Agreement
Note Guaranty Insurance Policy
Purchase Agreement
Indemnification Agreement
Consent of PricewaterhouseCoopers LLP
Statistical Information

Item 2. Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

     AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $900,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2004-B-M (the “Trust”) issued $224,000,000 Class A-1 1.06% Asset Backed Notes, $308,000,000 Class A-2 1.45% Asset Backed Notes, $147,000,000 Class A-3 2.07% Asset Backed Notes and $221,000,000 Class A-4 2.67% Asset Backed Notes (collectively, the “Notes”) on April 14, 2004 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of April 5, 2004, between the Trust and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

     The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

     As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated March 30, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5. Other Events

     In connection with the issuance of the Notes, the Trust is filing herewith the consent of PricewaterhouseCoopers LLP (“PWC”) to the use of their name and the incorporation by reference of their report in the Prospectus Supplement relating to the issuance of the Notes. The consent of PWC is attached hereto as Exhibit 23.1.

     The consolidated financial statements of MBIA Insurance Corporation (“MBIA”), a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2003, and the consolidated financial statements of MBIA and its subsidiaries included in the Quarterly Report on Form 10-Q of MBIA Inc. for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of July 10, 2003 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

     1.1 Underwriting Agreement, dated as of March 30, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

     4.1 Indenture, dated as of April 5, 2004, between AmeriCredit Automobile Receivables Trust 2004-B-M (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

     4.2 Amended and Restated Trust Agreement, dated as of April 5, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

     4.3 Sale and Servicing Agreement, dated as of April 5, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer.

     4.4 Note Guaranty Insurance Policy, dated as of April 14, 2004 and delivered by MBIA Insurance Corporation (the “Insurer”).

     10.1 Purchase Agreement, dated as of April 5, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

     10.2 Indemnification Agreement, dated as of March 30, 2004, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

     23.1 Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

     99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES
TRUST 2004-B-M

By:	AmeriCredit Financial Services, Inc., as Sponsor

	By:	/s/ Chris A. Choate

	Name:	Chris A. Choate
	Title:	Executive Vice President,
Secretary and Chief Legal Officer

Dated: April 26, 2004

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 30, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of April 5, 2004, between AmeriCredit Automobile Receivables Trust 2004-B-M (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of April 5, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of April 5, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer.

4.4	Note Guaranty Insurance Policy, dated as of April 14, 2004 and delivered by MBIA Insurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of April 5, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of March 30, 2004, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

23.1	Consent of PricewaterhouseCoopers LLP regarding the financial statements of the Insurer.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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